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                                                                   EXHIBIT 10.16

                           WARRANTY SERVICE AGREEMENT

         This WARRANTY SERVICE AGREEMENT (this "AGREEMENT") is entered into as of the 5th day of November, 1999, by and Corporate Enterprises, Inc, a California corporation ("ENTERPRISES"), and among William Lyon Homes, Inc., a California corporation ("LYON").

                               W I T N E S S E T H

         WHEREAS, Enterprises is in the business of developing, selling and managing the Real Property (as defined in the Purchase Agreement, which is defined below) and during the ordinary course of such business may provide express or implied warranties as to the construction, workmanship and condition of the Real Property, or any portion thereof (the "WARRANTIES"). These Warranties may, from time to time, require Enterprises to expend money, resources and labor to repair product, remedy work or settle claims arising under such Warranties.

         WHEREAS, Enterprises and Lyon are parties to that certain Purchase Agreement and Escrow Instructions dated as of October 7, 1999, by and among Lyon, William Lyon, an individual, William H. Lyon, an individual (William Lyon and William H. Lyon are collectively referred to herein as the "LYONS"), Enterprises, and the Presley Companies, a Delaware corporation ("PRESLEY") whereby Enterprises sold substantially all of its real estate assets to Lyon (the "PURCHASE AGREEMENT"). Lyon is a wholly-owned subsidiary of Presley. Enterprises is wholly owned by the Lyons. Defined terms used herein shall have the same meaning as set forth in the Purchase Agreement unless otherwise defined in this Agreement.

         WHEREAS, pursuant to Section 5.1 of the Purchase Agreement, certain obligations and liabilities relating to Warranties ("WARRANTY OBLIGATIONS") and construction defects ("CONSTRUCTION DEFECT LIABILITIES") are deemed to be "Excluded Assets" as defined in the Purchase Agreement, and were excluded from the asset purchase contemplated by the Purchase Agreement.

         WHEREAS, Enterprises and Lyon desire for Lyon to service (without assuming or otherwise becoming liable for) Enterprises's Warranty Obligations, if any, relating to or arising out of those portions of the real property on which Enterprises deeded homes to third party homebuyers prior to the date of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the respective agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

         1. WARRANTY OBLIGATIONS. Subject to the limitations and conditions contained in this Agreement, Enterprises does hereby hire Lyon and Lyon hereby agrees to perform and discharge all of the Warranty Obligations, including, without limitation, such obligations or liabilities that are asserted on or after the date hereof but relate to events or circumstances arising or in existence prior to the date hereof.


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         2. LIMITATIONS. Nothing herein shall be deemed to be an assignment or assumption of any Warranty Obligations, or shall give rise to any other obligations or liabilities on the part of Lyon with respect to any homebuyer, landowner or other third party, nor shall Lyon be deemed a guarantor or similarly obligated party with respect to any Warranty Obligations or otherwise.

         3. CONDITIONS. Without limiting the generality of Section 2, above, under no circumstances shall Lyon be deemed liable in any manner, or to any extent, for any liabilities or obligations incurred, arising from or out of, or in connection with or as a result of, any Construction Defect Liabilities, including, without limitation, any alleged or actual defect, with respect to any portion of the Real Property (including all improvements thereon) worked on by Enterprises, the Partnerships (as defined in the Purchase Agreement) or any of their respective contractors, subcontractors or other affiliates prior to the Closing Date.

         4. CONSIDERATION. In consideration for its obligations hereunder, Enterprises agrees to pay Lyon, at such time and manner as Lyon may reasonably request, an amount equal to the total expenditures made by Lyon in connection with servicing the Warranty Obligations. Without limiting the generality of the foregoing, the parties hereby agrees that Lyon shall be entitled to payment for amounts spent in connection with materials and all fully burdened labor used by it in connection with servicing the Warranty Obligations.

         5. INDEMNIFICATION. Enterprises agrees to indemnify, defend and hold harmless Lyon from any and all costs, expenses, claims, suits, damages or other losses ("LOSSES") incurred by Lyon in connection with any Warranty Obligations or Construction Defect Liabilities, provided, however, that Enterprises shall not be liable for any Losses incurred as a result, and to the extent, of Lyon's negligence, gross negligence, fraud or willful acts or omissions in the performance of the Warranty Obligations.

         6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. None of the parties hereto may assign any of their rights or obligations under this Agreement without the prior written consent of all parties hereto.

         7. GOVERNING LAW. All questions with respect to this Agreement and the rights and liabilities of the parties shall be governed by the laws of the State of California, regardless of the choice of law provisions of that state or any other jurisdiction.

         8. FURTHER ASSURANCES. Each of Lyon and Enterprises agrees to (a) cooperate fully with the other party, (b) execute such further instruments, documents and agreements, and (c) give such further written assurances as may be reasonably requested by Lyon or Enterprises, as the case may be, to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

         9. PRECEDENCE OVER CONFLICTING PROVISIONS. As between Lyon and Enterprises, to the extent the provisions of the Purchase Agreement conflict with any of the provisions hereof, the relevant provision(s) of this Agreement shall govern and remain in full force and effect.


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         10. COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                           ENTERPRISES:

                                           Corporate Enterprises, Inc.,
                                           a California Corporation


                                           By: /s/ RICHARD ROBINSON
                                               -------------------------------
                                                   Richard Robinson
                                           Its: Senior Vice President


                                           By: /s/ MICHAEL D. GRUBBS
                                               -------------------------------
                                                   Michael D. Grubbs
                                           Its: Vice President



                                           LYON:

                                           William Lyon Homes, Inc.,
                                           a California corporation

                                           By: /s/ NANCY M. HARLAN
                                               ------------------------------
                                                   Nancy M. Harlan
                                           Its: Senior Vice President


                                           By: /s/ W. DOUGLASS HARRIS
                                               ------------------------------
                                                   W. Douglass Harris
                                           Its: Vice President


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